AMENDMENT
                                       TO
                                     BYLAWS
                                       OF
                                    DVI, INC.

         The Bylaws of DVI, Inc. are hereby amended as follows:

         Section 7.1 is hereby deleted in its entirety and replaced with the following:

                  Section 7.1. Officers.

                  At its annual meeting, or at such other meeting as it may determine, or by unanimous written consent of the directors without meeting, the Board of Directors shall elect a President, a Treasurer and a Secretary, and may elect one or more Executive Vice Presidents, Senior Vice Presidents, Vice Presidents, Assistant Treasurers, Assistant Secretaries, and such other officers as the Board of Directors from time to time may designate or the business of the Corporation may require. No executive officer need be a member of the Board of Directors. Any number of offices may be held by the same person.

         Section 7.7 is hereby deleted in its entirety and replaced with the following:

                  Section 7.7. The Executive Vice President(s), Senior Vice President(s) and Vice President(s).

                  The Executive Vice President, Senior Vice President and/or Vice President, or if there are more than one, the Executive Vice Presidents, Senior Vice Presidents and/or Vice Presidents shall perform such duties as may be specifically assigned to them from time to time by the Board of Directors or the President and shall exercise such powers as the Board of Directors from time to time may prescribe. In case of the absence or disability of the President and if the Board of Directors or the President has so authorized, the Executive Vice President, or if there is more than one Executive Vice President, such Executive Vice President as the Board of Directors or the President shall designate shall perform the duties of the office of the President. Any Executive Vice President, Senior Vice President and/or Vice President shall have general authority to affix the seal of the Corporation to any instrument requiring it, and to attest the affixing by his/her signature.

Dated:  April 17, 1996                               /S/ Melvin C. Breaux
                                                     --------------------
                                                     Melvin C. Breaux
                                                     Secretary
APPROVED:

/S/ Michael A. O'Hanlon
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Michael A. O'Hanlon
Director